United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Amendment No. 1)

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒          Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

COHBAR, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

COHBAR, INC.

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of CohBar, Inc.:

The annual meeting of stockholders of CohBar, Inc. (the “Company,” “CohBar,” “we,” “us” or “our”) will be held on June 19, 2018, at 10:30 a.m. Pacific Time (the “Annual Meeting”). The Annual Meeting will be a completely virtual meeting of stockholders. You will not be able to attend the Annual Meeting in person. To participate, vote or submit questions during the Annual Meeting via live webcast, please visit http://www.virtualshareholdermeeting.com/COB18.

The Annual Meeting will be held for the following purposes:

1.	To elect Jon L. Stern, Albion J. Fitzgerald, Dr. Nir Barzilai, Dr. Pinchas Cohen and Dr. John Amatruda to the Board of Directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified;

2.	To ratify the Audit Committee’s appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018;

3.	To approve an amendment to the Company’s Amended and Restated 2011 Equity Incentive Plan;

4.	To elect Dr. Philippe Calais to the Board of Directors to serve until the next annual meeting of stockholders or until his successor is duly elected and qualified; and

5.	To consider and act upon any other matter which may properly come before the annual meeting or any adjournment thereof.

Only stockholders who held their shares at the close of business on April 20, 2018, the record date, are entitled to notice of and to vote during the Annual Meeting or any adjournment or postponement thereof.

The proxy statement, which was first sent to stockholders on or about April 25, 2018, the attached supplement to proxy statement and our 2017 Annual Report on Form 10-K are also available to our stockholders electronically via the Internet at www.proxyvote.com.

Whether or not you plan to participate in the Annual Meeting, please complete, date, sign and return the enclosed proxy card, as promptly as possible in order to ensure your vote is counted at the Annual Meeting. Alternatively, you may vote over the telephone or on the Internet as further instructed in these materials. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder. A prepaid, self-addressed envelope is enclosed for your convenience.

Important Notice Regarding the Proxy Materials for the Annual Meeting on June 19, 2018 at 10:30 a.m. Pacific Time is available at http://www.virtualshareholdermeeting.com/COB18.

By Order of the Board of Directors,

Jeffrey F. Biunno Secretary

 Menlo Park, CA

June 8, 2018

1

SUPPLEMENT TO PROXY STATEMENT

FOR THE

2018 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 19, 2018

The following information relates to the proxy statement (the “Proxy Statement”) of CohBar, Inc., a Delaware corporation (“we,” “CohBar,” “us,” or the “Company”), as filed by the Company with the Securities and Exchange Commission (the “SEC”) and furnished to stockholders of the Company in connection with the solicitation of proxies by the Company’s board of directors (the “Board of Directors”) for the Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”). All capitalized terms used in this supplement to the Proxy Statement (this “Supplement”) and not otherwise defined herein have the respective meanings ascribed to such terms in the Proxy Statement. This Supplement, which amends and supplements the Proxy Statement, is being filed with the SEC and being made available to stockholders of the Company on June 8, 2018.

The Company will hold the Annual Meeting as originally scheduled on June 19, 2018. The Proxy Statement provides information about the matters you will be asked to consider and vote on at the Annual Meeting, except that information with respect to Proposal No. 4 is set forth in this Supplement. Only stockholders of record as of the close of business on April 20, 2018 are entitled to receive notice of and to vote at the Annual Meeting.

The Proxy Statement contains important additional information, and this Supplement should be read in conjunction with the Proxy Statement.

Appointment of Dr. Philippe Calais, Director Nominee

On June 6, 2018, the Board of Directors increased the number of its directors to six and appointed Dr. Philippe Calais as a member of the Board to serve until the Annual Meeting and until his successor is duly elected and qualified. Dr. Calais was also appointed as a member of the Board’s Audit Committee.

Our Board has nominated Dr. Calais for election at the Annual Meeting as a director. Because this change adds Dr. Calais to the slate of directors proposed to be elected at the Annual Meeting, we are providing you with additional information in this Supplement and an amended proxy card to allow stockholders to vote on the election of Dr. Calais. For technical reasons related to the tallying of votes, the election of Dr. Calais as a director is being considered as a separate proposal (Proposal No. 4).

Jon L. Stern, Albion J. Fitzgerald, Dr. Nir Barzilai, Dr. Pinchas Cohen and Dr. John Amatruda, who have also been nominated by our Board of Directors for re-election as directors, will continue to stand for re-election at the Annual Meeting under Proposal No. 1.

PROPOSAL NO. 4—ELECTION OF DIRECTOR

The Proxy Statement is hereby amended to provide, as a new Proposal No. 4 to be voted on by stockholders, for the election of Dr. Philippe Calais as a director. If elected, Dr. Calais will hold office until our annual meeting of stockholders in 2019 and until his successor is duly elected and qualified.

Below is biographical and certain other information with respect to Dr. Calais. The information presented below for Dr. Calais regarding his specific experience, qualifications, attributes and skills led our Nominating and Corporate Governance Committee and our Board of Directors to conclude that he should serve as a director.

Dr. Philippe Calais, 59, joined our board of directors on June 6, 2018. He has over 30 years of biopharmaceutical and pharmaceutical industry experience in North America and Europe. Dr. Calais has served as the president and chief executive officer of Isarna Therapeutics B.V., a developer of oligonucleotide therapeutics, since March 2012. Dr. Calais also served as a director and audit committee member of Marina Biotech Inc. (OTCQB: MRNA), a biopharmaceutical company, from January 2017 to May 2018, and has served as an economic advisor to the French government since 2013 and as a corporate advisor to various biotechnology companies since 2016. Prior to becoming CEO of Isarna Therapeutics B.V., Dr. Calais managed several biopharmaceutical companies in Canada and in Europe and headed a large technology transfer organization, focusing on corporate strategic positioning, company deployment and sales optimization strategies. Dr. Calais received his bachelor’s degree in pharmacy and his doctor of pharmacy from the Université François-Rabelais in Tours, France, in 1985 and 1987, respectively. Dr. Calais’ extensive experience in the management and development of biopharmaceutical companies makes him an important contributor to our board of directors.

2

No family relationships exist among any of the Company’s directors or executive officers. No arrangement or understanding exists between any director or executive officer and any other person pursuant to which any director was selected as a director or executive officer of CohBar.

Vote Required

The six combined nominees for director named in Proposal Nos. 1 and 4 to receive the highest number of votes FOR election will be elected as directors. This is called a plurality. If your shares are held by your broker in “street name,” and you do not vote your shares, your brokerage firm may not vote your unvoted shares on Proposal 4. Abstentions are not counted for purposes of electing directors. If any nominee is unable or unwilling to serve as a director at the time of the annual meeting, our Board may provide for a lesser number of directors or designate a substitute. If our Board designates a substitute, the proxy holders will have the discretionary authority to vote for the substitute. You may:

●	vote FOR all nominees;

●	WITHHOLD your vote from all nominees; or

●	vote FOR one or more nominees and WITHHOLD your vote from one or more nominees.

Votes that are withheld will not be included in the vote tally for the election of directors and will not affect the results of the vote.

The Board of Directors unanimously recommends you vote “FOR” the election of Dr. Calais as a director.

VOTING

Whether or not you plan to participate in the Annual Meeting, we hope you will take time to vote your shares. If you are a stockholder of record, you may vote over the Internet or by completing and mailing a proxy card. If your shares are held in “street name,” that is, held for your account by a broker or other nominee, please follow the instructions provided by the holder of record in order for your shares to be voted.

Please vote your shares as soon as possible over the Internet or by using the amended proxy card enclosed with this Supplement if you would like to change your vote or if you have not voted yet. The amended proxy card enclosed with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement, in that the enclosed proxy card includes the name of Dr. Calais as a nominee in Proposal No. 4.

If you have already voted and do not submit new voting instructions, your previously submitted proxy card or voting instructions will be voted at the Annual Meeting with respect to all matters properly brought before the Annual Meeting, but will not be counted in determining the outcome of the election of Dr. Calais. To vote on Dr. Calais as a nominee for director, you must submit a vote on Proposal No. 4. PLEASE NOTE THAT IF YOU SUBMIT NEW VOTING INSTRUCTIONS, SUCH VOTING INSTRUCTIONS WILL REVOKE ALL PRIOR VOTING INSTRUCTIONS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL WHEN SUBMITTING NEW VOTING INSTRUCTIONS.

In the absence of specific instructions to the contrary, shares represented by properly executed proxies received by CohBar, including unmarked proxies, will be voted to approve Proposal Nos. 1 through 4. In addition, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as directed by the Board of Directors. We have not received notice of any other matters that may properly be presented at the Annual Meeting.

3

STOCK OWNERSHIP

BENEFICIAL OWNERS OF COHBAR STOCK

The following table sets forth information regarding beneficial ownership of our common stock as of June 7, 2018, the most recent practicable date for computing beneficial ownership, by:

●	each of our named executive officers;
●	each of our directors;
●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock; and
●	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Applicable percentage ownership is based on 40,176,670 shares of our common stock issued and outstanding as of June 7, 2018. The number of shares of common stock used to calculate the percentage ownership of each listed person includes the shares of common stock underlying options and warrants held by such persons that are currently exercisable or convertible, or will be exercisable or convertible within 60 days of June 7, 2018. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Simon Allen(2)	682,533	1.67%
Pinchas Cohen	5,449,703	13.56%
Nir Barzilai(3)	5,078,516	12.64%
Jon Stern(4)	2,046,552	4.92%
Jeffrey Biunno(5)	400,315	* %
Albion Fitzgerald(6)	2,634,358	6.44%
Kenneth Cundy(7)	798,333	1.95%
John Amatruda(8)	976,301	2.43%
Philippe Calais(9)	8,333	* %
Directors and executive officers as a group (9 people)	18,074,945	40.88%

(1)	The address for each director and executive officer is c/o CohBar, Inc., 1455 Adams Drive, Suite 2050, Menlo Park, CA 94025.
(2)	Shares beneficially owned includes: (i) 660,333 shares of common stock subject to stock options exercisable within 60 days of June 7, 2018; and (ii) 12,000 shares of common stock subject to currently exercisable warrants.
(3)	Shares beneficially owned includes 17,000 shares of common stock subject to currently exercisable warrants.
(4)	Shares beneficially owned includes: (i) 534,495 shares of common stock subject to stock options exercisable within 60 days of June 7, 2018, (ii) 900,075 shares of common stock subject to currently exercisable warrants, and (iii) 22,000 shares of common stock held in accounts of Mr. Stern’s children.
(5)	Shares beneficially owned includes (i) 387,815 shares of common stock subject to stock options exercisable within 60 days of June 7, 2018, (ii) 1,500 shares of common stock subject to currently exercisable warrants, and (iii) 1,000 shares of common stock held in an account of Mr. Biunno’s daughter.
(6)	Shares beneficially owned includes (i) 248,649 shares of common stock subject to currently exercisable warrants, and (ii) 451,042 shares of common stock subject to stock options exercisable within 60 days of June 7, 2018.
(7)	Shares beneficially owned includes 788,333 shares of common stock subject to stock options exercisable within 60 days of June 7, 2018.
(8)	Shares beneficially owned includes 33,333 shares of common stock subject to stock options exercisable within 60 days of June 7, 2018.
(9)	Shares beneficially owned consists of 8,333 shares of common stock subject to stock options exercisable within 60 days of June 7, 2018. Dr. Calais was appointed to the board of directors on June 6, 2018.
*	less than 1.0%

DIRECTOR COMPENSATION

In connection with his appointment as a member of the Board, Dr. Calais was granted stock options to purchase 200,000 shares of the Company’s common stock, at an exercise price of $8.86 per share (the “Option”). The Option will vest and become exercisable in equal monthly installments over a period of four years based on Dr. Calais’ continued service to the Company during the vesting period. Dr. Calais will also receive annual cash compensation of $60,000 in consideration of his service as a director.

4

VOTE BY INTERNET

Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 18, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/COB18**

You may attend the Meeting via the Internet and also vote during the Meeting. Please have the information that is printed in the box marked by the arrow readily available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 18, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid pre-addressed envelope we have provided, or if you do not have the envelope, return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E49313-P09728 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

COHBAR, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Albion J. Fitzgerald
02) Dr. Nir Barzilai
03) Dr. Pinchas Cohen
04) Jon L. Stern
05) Dr. John M. Amatruda

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Withhold
4. To elect director nominee Dr. Philippe Calais.	☐	☐

For address Changes/Comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Shareholder Letter are available at www.proxyvote.com.

E49314-P09728

COHBAR, INC.
Annual Meeting of Shareholders
June 19, 2018 10:30 AM, PDT
This Proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Simon Allen and Jeff Biunno, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of COHBAR, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:30 AM, PDT on June 19, 2018, and any adjournment or postponement thereof.

This Proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side